                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Stephen B. Timbers        Trustee   September 14, 1995
             ---------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ James E. Akins            Trustee    September 14, 1995
             ---------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Arthur R. Gottschalk      Trustee   September 14, 1995
             --------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Frederick T. Kelsey       Trustee   3/2/95
             --------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ David B. Mathis           Trustee    September 14, 1995
             --------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ Fred B. Renwick           Trustee    September 14, 1995
             ---------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.



                       Signature             Title     Date
                       ---------             -----     ----



               /s/ John B. Tingleff          Trustee   September 14, 1995
             --------------------------

                                                                  EXHIBIT-99.B24


                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Target Equity Fund.




                       Signature             Title     Date
                       ---------             -----     ----



               /s/ John G. Weithers          Trustee   September 14, 1995
             --------------------------